   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 10, 1994

                                                     REGISTRATION NO. ________
 _____________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                          THE SHERWIN-WILLIAMS COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             Ohio                                           34-0526850
- -------------------------------                        -------------------
(STATE OR OTHER JURISDICTION OF                         (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                         IDENTIFICATION NO.)

101 Prospect Avenue, N.W., Cleveland, Ohio                    44115
- ------------------------------------------                  ----------
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)

                  THE SHERWIN-WILLIAMS COMPANY 1994 STOCK PLAN
                  --------------------------------------------
                            (FULL TITLE OF THE PLAN)

                                 L.E. STELLATO
                 Vice President, General Counsel and Secretary
                          THE SHERWIN-WILLIAMS COMPANY
                           101 Prospect Avenue, N.W.
                             Cleveland, Ohio 44115
                                 (216) 566-2000
                   (NAME AND ADDRESS, INCLUDING ZIP CODE, AND
                    TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)


                        CALCULATION OF REGISTRATION FEE
=========================================================================================================================
    Title of Securities    Amount to be              Proposed Maximum         Proposed Maximum          Amount of
     to be Registered      Registered                Offering Price per       Aggregate Offering        Registration  Fee
                                                     Share*                   Price
- --------------------------------------------------------------------------------------------------------------------------
       Common Stock
     Par Value $1.00       3,066,430                 $33.875                  $103,875,316              $35,819.33
==========================================================================================================================

* In accordance with Rule 457 under the Securities Act of 1933, this figure is based on the average of the high and low prices of the Common Stock reported on the New York Stock Exchange on February 7, 1994 and is used solely for the purpose of determining the Registration Fee.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents filed with the Securities and Exchange Commission are incorporated herein by reference:

         (1) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1992.

         (2) The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1993.

         (3) The Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1993.

         (4) The Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1993.

         (5) The description of the Common Stock contained in the Company's registration statements filed under Section 12 of the Securities Exchange Act of 1934, including any amendments or reports filed for the purpose of updating such description.

         (6) All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold.


ITEM 4.  DESCRIPTION OF SECURITIES.

         Not Applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         The legality of any original issuance securities being registered pursuant to this Registration Statement has been passed upon by L.E. Stellato, General Counsel of the Company. Mr. Stellato is also Vice President and Secretary of the Company. At December 31, 1993, Mr. Stellato directly held 13 shares of the Company's Common Stock, 7,000 shares of the Company's Restricted Common Stock and options to purchase 27,800 shares of the Company's Common Stock and, as a result of his participation in the Company's Employee Stock Purchase and Savings Plan, indirectly held an additional 7,785 shares of the Company's Common Stock.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Article IV of the Company's Code of Regulations, as amended April 27, 1988 ("Regulations"), filed as Exhibit 4(b) to Post- Effective Amendment No. 1 to Form S-8 Registration Statement Number 2-91401, dated April 29, 1988, is incorporated herein by reference.

         Reference is made to Section 1701.13(E) of the Ohio Revised Code relating to the indemnification of directors and officers of an Ohio corporation and to Sections 1 and 2 of Article IV of the Regulations.

         The Ohio Revised Code and Section 1 of Article IV of the Regulations provide that the Company will indemnify its directors, officers, employees and agents against amounts which may be incurred in connection with certain actions, suits or proceedings under the circumstances as set out in Sections 1(a) and 1(b) of Article IV of the Regulations. However, the Ohio Revised Code and Section 1 of Article IV of the Regulations limit indemnification in respect of certain claims, issues or matters as to which such party is adjudged to be liable for negligence or misconduct in performance of his duty to the Company and also in actions in which the only liability asserted against a director is for certain statutory violations. The Ohio Revised Code and Section 1 of
Article IV of the Regulations also provide that general indemnification provisions as found in Sections 1(a) and 1(b) of Article IV of the Regulations do not limit the remaining provisions of Article IV of the Regulations.

         In addition, the Ohio Revised Code and Section 1(e) of Article IV of the Regulations provide that the Company may pay certain expenses in advance of the final disposition of an action if the person receiving the advance undertakes to repay the advance if it is ultimately determined that the person receiving the advance is not entitled to indemnification. Also, with certain limited exceptions, expenses incurred by a director in defending an action must be paid by the Company as they are incurred in advance of the final disposition if the director agrees (i) to repay such advances if it is proved by clear and convincing evidence that the director's action or failure to act involved an act or omission undertaken with reckless disregard for the Company's interests and (ii) to reasonably cooperate with the Company concerning the action.

         The Company may from time to time maintain insurance on behalf of any person who is or was a director or officer against any loss arising from any claim asserted against such director or officer in any such capacity, subject to certain exclusions. The Company also has entered into indemnification agreements with its directors and certain of its officers providing protection as permitted by law.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.


ITEM 8.  EXHIBITS.

         4(a) Amended Articles of Incorporation of the Company, as amended April 28, 1993 (filed herewith).

         4(b) Regulations of the Company, as amended, dated April 27, 1988, filed as Exhibit 4(b) to Post-Effective Amendment No. 1 to Form S-8 Registration Statement Number 2-91401, dated April 29, 1988, and incorporated herein by reference.

         4(c) The Sherwin-Williams Company 1984 Stock Plan, as amended and restated in its entirety, effective April 26, 1989, filed as
                 Exhibit 4(e) to Form S-8 Registration Statement No. 33-28585, dated April 28, 1989, and incorporated herein by reference.

         4(d) The Sherwin-Williams Company 1994 Stock Plan, effective February 16, 1994 (filed herewith).

         4(e) Indenture between the Company and Chemical Bank, as Trustee, dated June 15, 1988, filed as Exhibit 4(b) to Form S-3 Registration Statement Number 33-22705, dated June 24, 1988, and incorporated herein by reference.

         4(f) Revolving Credit Agreement by and among the Company and several banking institutions, as amended and restated, effective December 15, 1993 (filed herewith).

         4(g) Indenture between Sherwin-Williams Development Corporation, as issuer, the Company, as guarantor, and Harris Trust and Savings Bank, as Trustee, dated June 15, 1986, filed as
                 Exhibit 4(b) to Form S-3 Registration Statement Number 33-6626, dated June 20, 1986, and incorporated herein by reference.

         4(h) Indenture between the Company and Central National Bank, dated March 1, 1970, filed as Exhibit 4 to Form S-7 Registration Statement Number 2-36240, and incorporated herein by reference.

         4(i) Indenture between the Company and The Cleveland Trust Company, as Trustee, dated April 17, 1967, filed as Exhibit 2(a) to Amendment No. 1, dated April 18, 1967, to Form S-9 Registration Statement Number 2-26295, and incorporated herein by reference.

        4(j) Rights Agreement between the Company and Ameritrust Company National Association, dated January 25, 1989, filed as Exhibit
               2.1 to Form 8-A, dated January 26, 1989, and incorporated herein by reference.

        5      Opinion of Counsel dated February 10, 1994 (filed herewith).

        23(a)  Consent of Ernst & Young, Independent Auditors
               (filed herewith).

        23(b) Consent of L.E. Stellato (set forth in his opinion filed herewith as Exhibit 5).

        24     Powers of Attorney (filed herewith).


ITEM 9.  UNDERTAKINGS.


(a)      The undersigned registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement;

            (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

            (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

            (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;


         provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3, Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

         (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-8 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF CLEVELAND, AND STATE OF OHIO, ON THE 10TH DAY OF FEBRUARY, 1994.



                                        THE SHERWIN-WILLIAMS COMPANY



                                        By:      /s/ L.E. Stellato
                                                 ------------------------------
                                                  L.E. Stellato, Secretary



         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED:

OFFICERS AND DIRECTORS OF THE SHERWIN-WILLIAMS COMPANY:


*J.G. BREEN                       Chairman of the Board and Chief
- ------------------------           Executive Officer, Director
 J.G. BREEN


*T.A. COMMES                      President and Chief Operating
- ------------------------           Officer, Director
 T.A. COMMES


*L.J. PITORAK                     Senior Vice President-Finance,
- ------------------------           Treasurer and Chief Financial
 L.J. PITORAK                      Officer

*J.L. AULT                        Vice President-Corporate Controller
- ------------------------
 J.L. AULT


*J.M. BIGGAR                      Director
- ------------------------
 J.M. BIGGAR


*L. CARTER                        Director
- ------------------------
 L. CARTER

*R.C. DOBAN                       Director
- ------------------------
 R.C. DOBAN


*D.E. EVANS                       Director
- ------------------------
 D.E. EVANS


*W.G. MITCHELL                    Director
- ------------------------
 W.G. MITCHELL


*A.M. MIXON                       Director
- ------------------------
 A.M. MIXON


*H.O. PETRAUSKAS                  Director
- -----------------------
 H.O. PETRAUSKAS


*R.E. SCHEY                       Director
- ------------------------
 R.E. SCHEY


*R.K. SMUCKER                     Director
- ------------------------
 R.K. SMUCKER


*W.W. WILLIAMS                    Director
- ------------------------
 W.W. WILLIAMS


         *The undersigned, by signing his name hereto, does sign and execute this Registration Statement on behalf of the designated Officers and Directors of The Sherwin-Williams Company pursuant to Powers of Attorney executed on behalf of each of such Officers and Directors which are filed as an Exhibit hereto.


By:      /s/  L.E. Stellato                        February 10, 1994
         -------------------------------
         L.E. STELLATO, Attorney-in-fact

                                 EXHIBIT INDEX


EXHIBIT NO.                      EXHIBIT DESCRIPTION


4(a)                     Amended Articles of Incorporation of the Company, as amended April 28, 1993 (filed herewith).

4(b)                     Regulations of the Company, as amended, dated April 27, 1988, filed as Exhibit 4(b) to Post-Effective
                         Amendment No. 1 to Form S-8 Registration Statement Number 2-91401, dated April 29, 1988, and incorporated herein by reference.

4(c)                     The Sherwin-Williams Company 1984 Stock Plan, as amended and restated in its entirety, effective April 26,
                         1989, filed as Exhibit 4(e) to Form S-8 Registration Statement No. 33-28585, dated April 28, 1989, and incorporated herein by reference.

4(d)                     The Sherwin-Williams Company 1994 Stock Plan, effective February 16, 1994 (filed herewith).

4(e)                     Indenture between the Company and Chemical Bank, as Trustee, dated June 15, 1988, filed as Exhibit 4(b) to
                         Form S-3 Registration Statement Number 33-22705, dated June 24, 1988, and incorporated herein by reference.

4(f)                     Revolving Credit Agreement by and among the Company and several banking institutions, as amended and restated, effective December 15, 1993 (filed herewith).

4(g)                     Indenture between Sherwin-Williams Development Corporation, as issuer, the Company, as guarantor, and
                         Harris Trust and Savings Bank, as Trustee, dated June 15, 1986, filed as Exhibit 4(b) to Form S-3
                         Registration Statement Number 33-6626, dated June 20, 1986, and incorporated herein by reference.

4(h)                     Indenture between the Company and Central National Bank, dated March 1, 1970, filed as Exhibit 4 to Form S-
                         7 Registration Statement Number 2-36240, and incorporated herein by reference.

_____


EXHIBIT NO.                      EXHIBIT DESCRIPTION
- -----------                      -------------------
4(i)                     Indenture between the Company and The Cleveland Trust Company, as Trustee, dated April 17, 1967, filed as
                         Exhibit 2(a) to Amendment No. 1, dated April 18, 1967, to Form S-9 Registration Statement Number 2-26295,
                         and incorporated herein by reference.

4(j)                     Rights Agreement between the Company and Ameritrust Company National Association, dated January 25, 1989, filed as Exhibit 2.1 to Form 8-A, dated January 26, 1989, and incorporated herein by reference.

5                        Opinion of Counsel dated February 10, 1994 (filed herewith).

23(a)                    Consent of Ernst & Young, Independent Auditors (filed herewith).

23(b)                    Consent of L.E. Stellato (set forth in his opinion filed herewith as Exhibit 5).

24                       Powers of Attorney (filed herewith).